UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2005

VALLEY BANCORP

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

(Commission File Number) 000-50950	(IRS Employer Identification No.) 88-0493760

3500 W. Sahara Avenue, Las Vegas, Nevada 89102
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (702) 221-8600

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

At the Annual Shareholder Meeting of Valley Bancorp (“Bancorp”), Las Vegas, Nevada, to be held on April 19, 2005, Bancorp will give a presentation on its operating results and financial condition for the fiscal year 2004. That presentation is available on Bancorp’s Investor Relations website at www.valleybancorp.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2005
VALLEY BANCORP

	By	/s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer